Exhibit 99.1

Virtusa Provides Update on Governance and Board Refreshment to Enhance Shareholder Value

Appoints Abidali Neemuchwala to Board of Directors

Intends to Continue Conducting Comprehensive Search Process to Identify and Appoint Additional
Independent Director

Discloses Receipt of Director Nominations from New Mountain Vantage

SOUTHBOROUGH, MA – June 19, 2020 – Virtusa Corporation (NASDAQ: VRTU) (the “Company”), a global provider of digital strategy, digital engineering, and IT services and solutions that help clients change and disrupt markets through innovation engineering, today provided an update on the Board’s governance processes and refreshment initiatives.

Appointment of Abidali Neemuchwala

Virtusa today announced the appointment of Abidali Neemuchwala to the Company’s Board of Directors, effective immediately. Mr. Neemuchwala will join the Board as a Class III director, standing for election at the Company’s 2022 Annual Meeting of Shareholders. With this appointment, the Virtusa Board expands to 10 directors, nine of whom are independent.

Mr. Neemuchwala brings over 28 years of experience in the IT services industry at publicly traded companies. He most recently served as CEO of Wipro, a leading global information technology, consulting and business process services company, where he oversaw the company’s successful digital transformation, and he previously served as Global Head of Business Process Services for Tata Consultancy Services, where he was responsible for over 12% of the company’s revenues.

“We are pleased to welcome Abid, a highly respected leader and operator within the information technology services space, to the Virtusa Board of Directors,” said Kris Canekeratne, Chairman and CEO of Virtusa. “As CEO & Managing Director of Wipro, Abid led its transformation into a next generation technology and consulting company well placed for the digital age. He will be a valuable addition to our Board as we continue to execute on our Three Pillar Strategy to better position Virtusa for the future and unlock value for our shareholders. We look forward to welcoming Abid to the Board and benefiting from his unique insights and valuable expertise.”

“I am honored to have the opportunity to join the Virtusa Board of Directors,” said Mr. Neemuchwala. “Virtusa has leading end-to-end Digital Transformation and Cloud Transformation capabilities and has made significant progress in positioning itself for the future. This is a dynamic time in the IT services and solutions industry and I look forward to working with Virtusa’s talented directors and management team to further these initiatives as a member of the Board.”

Since 2016, Virtusa has added five new independent directors, including Mr. Neemuchwala, who provide a fresh perspective and are fully aligned with shareholder interests. The Company’s 10 directors all possess significant and relevant experience, including public company senior executive and board-level experience in the IT space and are actively overseeing the execution of Virtusa’s Three Pillar Strategy – driving profitable revenue growth, diversifying revenue and increasing gross and net margins.

Additional Board Refreshment

In addition to appointing Mr. Neemuchwala, the Board announced that it intends to continue conducting a vigorous process to identify and seat a new, highly qualified independent director to the Company’s Board.

Engagement with NMV and Receipt of Director Nominations

Virtusa also disclosed today that New Mountain Vantage Advisers (“NMV”), one of the Company’s shareholders, has nominated three candidates for election to the Company’s Board of Directors at Virtusa’s 2020 Annual Meeting of Shareholders – Michael J. Baresich, Ramakrishna Prasad Chintamaneni and Patricia B. Morrison. As part of Virtusa’s ongoing board refreshment, the Nominating and Corporate Governance Committee of the Board ran a comprehensive process and interviewed numerous candidates, including two of NMV’s principals, Ramakrishna Prasad Chintamaneni and Chad Fauser.

Since March of 2020, the Board and management team have been focused on execution, while also supporting a safe and healthy work environment for employees and delivering for customers without business disruption. During this time, while being focused on our business and the challenges presented by the unprecedented global pandemic, we have also dedicated a great amount of time to working constructively with NMV to carefully consider its recommendations. Since NMV initially reached out to Virtusa on April 23, the Company’s management team and several board members have engaged in extensive dialogue with NMV and its principals to better understand its views and perspectives.

The Virtusa Board of Directors is open to new ideas to create value for all shareholders and has welcomed the input from NMV. As part of our ongoing process to identify and appoint an additional independent director, the Board welcomes the opportunity to interview the additional candidates NMV provided in its notice of nominations.

Virtusa shareholders are not required to take action at this time. The Virtusa Board will review NMV’s materials and, if appropriate, will present its formal recommendation regarding director nominations in the Company’s definitive proxy materials that will be filed with the Securities and Exchange Commission and mailed to shareholders eligible to vote at the 2020 Annual Meeting, which has not yet been scheduled.

J.P. Morgan is serving as financial advisor to Virtusa and Goodwin Procter LLP is serving as legal counsel.

About Abidali Neemuchwala

Mr. Neemuchwala served as Chief Executive Officer of Wipro Limited, a leading global information technology, consulting and business process services company, from February 2016 until June 2020. In this role, he helped build a strong execution mindset, drove key acquisitions and scaled the company’s digital business globally, executing the company’s largest ever contract with Alight Solutions. He previously served as Group President and Chief Operating Officer of Wipro from April 2015 until January 2016, where he spearheaded several initiatives that helped create a more nimble and agile organization, and accelerated the company’s ability to not only respond to customers in the digital age, but also ensure deeper employee engagement. Earlier in his career, Mr. Neemuchwala spent over 23 years at Tata Consultancy Services, a leading global IT services, consulting and business solutions organization, where he served in various roles of increasing responsibility, including as Global Head of Business Process Services.

Mr. Neemuchwala holds a Bachelor's Degree in Electronics and Communication from the National Institute of Technology, Raipur, and a Master's Degree in Industrial Management from the Indian Institute of Technology, Bombay.

About Virtusa

Virtusa Corporation (NASDAQ GS: VRTU) is a global provider of digital business strategy, digital engineering, and information technology (IT) services and solutions that help clients change, disrupt, and unlock new value through innovation engineering. Virtusa serves Global 2000 companies in Banking, Financial Services, Insurance, Healthcare, Communications, Media, Entertainment, Travel, Manufacturing, and Technology industries.

Virtusa helps clients grow their business with innovative products and services that create operational efficiency using digital labor, future-proof operational and IT platforms, and rationalization and modernization of IT applications infrastructure. This is achieved through a unique approach blending deep contextual expertise, empowered agile teams, and measurably better engineering to create holistic solutions that drive business forward at unparalleled velocity enabled by a culture of cooperative disruption.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, management's forecast of financial performance, the impact of the COVID-19 pandemic and related economic conditions on our business and results of operations, the growth of our business and management’s plans, objectives, and strategies. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “see,” “seeks,” “estimates,” “will,” “should,” “may,” “confident,” “positions,” “look forward to,” and variations of such words or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects and beliefs about the ability of our board of directors and management to execute on our strategy and drive shareholder value, beliefs about the ability of our board of directors and management to make decisions in the best interest of the company and all shareholders, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, those risks identified in Virtusa’s public filings with the Securities and Exchange Commission (the “SEC”), including Virtusa’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and subsequent filings with the SEC. Virtusa disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Important Stockholder Information

Virtusa plans to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement and accompanying WHITE proxy card in connection with the company’s 2020 Annual Meeting. The proxy statement will contain important information about the company, the 2020 Annual Meeting and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders in connection with the matters to be considered at the company’s 2020 Annual Meeting. Information concerning the company’s directors and executive officers will be included in the proxy statement when filed. The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the company with the Securities and Exchange Commission, may be obtained by investors and stockholders free of charge on the Securities and Exchange Commission's web site at www.sec.gov. Copies will also be available free of charge on the company's website at www.virtusa.com.

Media Contact:

Conversion Marketing

Ron Favali, 727-512-4490

ron@conversionam.com

Joele Frank, Wilkinson Brimmer Katcher

Nick Lamplough / Clayton Erwin

(212) 355-4449

Investor Contact:

ICR

William Maina, 646-277-1236

william.maina@icrinc.com

Additional Investor Contact:

MacKenzie Partners, Inc.

Bob Marese, 212-929-5405

bmarese@mackenziepartners.com